UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 14, 2022

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio (State or other jurisdiction of incorporation)	001-8519 (Commission File Number)	31-1056105 (IRS Employer Identification No.)
221 East Fourth Street Cincinnati, OH 45202 (Address of Principal Executive Office)
(513) 397-9900 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On November 14, 2022, Cincinnati Bell Inc. (the “Company”) announced that Thomas Simpson, Chief Operating Officer, will retire from his position as Chief Operating Officer for personal and family reasons effective on a date, once determined, to be announced in an amendment to this report.  Mr. Simpson has agreed to remain with the Company for a period to assist the Company with various matters, including a transition of duties.

Item 9.01.          Financial Statements and Exhibits.

(d)  Exhibits

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.
Date: November 14, 2022	By:	/s/ Christopher J. Wilson
	Name:	Christopher J. Wilson
	Title:	Vice President, General Counsel